UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

OWL ROCK CORE INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 38th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 1.01	Entry into a Material Definitive Agreement

Dealer Manager Agreement

As previously announced, Owl Rock Capital Group (“Owl Rock”), the parent of Owl Rock Capital Advisors LLC (and a subsidiary of Owl Rock Capital Partners LP) (the “Adviser”), Owl Rock Core Income Corp.’s (the “Company”) investment advisor, and Dyal Capital Partners (“Dyal”) announced they are merging to form Blue Owl Capital (“Blue Owl”). Blue Owl will enter the public market via its acquisition by Altimar Acquisition Corporation (NYSE:ATAC) (“Altimar”), a special purpose acquisition company (the “Transaction”). The closing of the Transaction will result in a change of control of the Adviser under the Investment Company Act of 1940, as amended (the “1940 Act”), which will be deemed an assignment of the Company’s current dealer manager agreement in accordance with the 1940 Act. The Board has determined that the dealer manager agreement should continue on substantially identical terms following the consummation of the Transaction, and the Company, the Adviser, and Owl Rock Securities, the dealer manager, have entered into Amendment No. 1 to the Dealer Manager Agreement for such purpose.

The above description of Amendment No. 1 to the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 to the Dealer Manager Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Indemnification Agreement

The description under Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers is incorporated by reference herein in its entirety.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On February 23, 2021, the board of directors (the “Board”) of the Company, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), voted to appoint Melissa Weiler as a Class I director of the Board, a member of the Nominating Committee, and a member of the Audit Committee. In connection with Ms. Weiler’s appointment, the Board increased the size of the Board to eight directors. Ms. Weiler was appointed to serve as a member of the Board until the 2021 annual meeting of stockholders, or until her successor is duly elected and qualified. The Board and the Nominating Committee determined that Ms. Weiler is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company.

Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania. Ms. Weiler concurrently joined the boards of Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Capital Corporation III, and Owl Rock Technology Finance Corp. The Company believes Ms. Weiler’s broad investment management background, together with her financial and accounting knowledge, brings important and valuable skills to the Board.

Ms. Weiler will be entitled to applicable retainer and meeting fees pursuant to the Company’s director compensation arrangements, under terms consistent with those previously disclosed by the Company. Ms. Weiler entered into the Company’s standard indemnification agreement, the form of which is attached hereto as Exhibit 10.2, and the full text of which is incorporated herein by reference.

There is no other arrangement or understanding between Ms. Weiler and any other person pursuant to which she was appointed as a Class I director of the Board, member of the Nominating Committee, and a member of the Audit Committee, nor is there any family relationship between Ms. Weiler and any other director of the Company or executive officers of the Company. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Ms. Weiler had, or will have, a direct or indirect material interest.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Amendment to Articles of Amendment and Restatement

On February 23, 2021, the Board of the Company adopted resolutions approving a second amendment and restatement of the Company’s articles of incorporation (as further amended and restated, the “Articles of Amendment and Restatement”) in response to comments from certain state securities regulators and to clarify the application to the Company of the Omnibus Guidelines of the North American Securities Administrators Association.

On February 23, 2021, the Company’s shareholders adopted the Articles of Amendment and Restatement, which became effective immediately. The Articles of Amendment and Restatement were filed on February 23, 2021 with the Maryland Department of Assessments and Taxation.

The above description of the Articles of Amendment and Restatement of the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment and Restatement, which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Amendment to Bylaws

On February 23, 2021, the Board of the Company approved an amendment and restatement of the Company’s bylaws to provide that certain provisions related to stockholder requested meetings may only be amended by the affirmative vote of stockholders entitled to cast the majority of all votes entitled to be cast on the matter.

The above description of the amended and restated bylaws of the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated bylaws, which is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 8.01	Other Events

Waiver of Management Fee

On February 23, 2021, the Adviser agreed to waive 100% of the management fee due under the investment advisory agreement, by and between the Company and the Adviser, for the quarter ended March 31, 2021. No portion of the management fee waived will be subject to recoupment.

Investment Advisory Agreement

As discussed above, the closing of the Transaction will result in a change of control of the Adviser under the Investment Company Act of 1940, as amended (the “1940 Act”), and will be deemed an assignment of certain of the Company’s agreements, including its current investment advisory agreement in accordance with the 1940 Act. As a result, the Board and the Company’s shareholders, after considering the Transaction and subsequent change in control, have determined that upon consummation of the Transaction, the Company should enter into an amended and restated investment advisory agreement with the Adviser on terms that are substantially identical to the current investment advisory agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Second Articles of Amendment and Restatement

3.2	Amended and Restated Bylaws

10.1	Amendment No. 1 to the Dealer Manager Agreement

10.2	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWL ROCK CAPITAL CORPORATION

Dated: February 23, 2021	By:	/s/ Bryan Cole
Name: Bryan Cole Title: Chief Financial Officer